UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2021

Cohen & Steers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue

New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

(212) 832-3232

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2021, Cohen & Steers, Inc. (the “Company”) announced that effective March 1, 2022, Joseph M. Harvey, the Company’s current President and a member of its board of directors (the “Board”), will be appointed Chief Executive Officer of the Company, as successor to Robert H. Steers. Mr. Steers will assume the role of Executive Chairman of the Company at that time and continue as a member of the Board.

Mr. Harvey, age 57, has been President of the Company since 2003 and a member of the Board since 2019. He previously served as Acting Chief Executive Officer of the Company from February 21, 2021 until June 1, 2021. Having joined the Company in 1992, Mr. Harvey was a portfolio manager from 1998 to 2016 and Chief Investment Officer from 2003 to 2019. Mr. Harvey also serves as a Vice President and director of each of the Company’s U.S. registered open-end and closed-end funds.

In consideration of Mr. Steers’ service as Chief Executive Officer and his appointment and continued service as Executive Chairman, on November 4, 2021 the Compensation Committee of the Board determined that, subject to certain terms and conditions, upon Mr. Steers’ retirement as Executive Chairman his then-unvested restricted stock units will immediately vest and thereafter continue to be settled pursuant to the terms of the restricted stock unit award agreement applicable to each grant of restricted stock units, including continued compliance with the restrictive covenants contained in such agreements.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on November 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date: November 4, 2021	By:	/s/ Francis C. Poli

Name: Francis C. Poli Title: General Counsel and Secretary